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                                  EXHIBIT 23.1

                     FORTNER, BAYENS, LEVKULICH & CO., P.C.
                                   LETTERHEAD


                         Consent of Independent Auditors

THE BOARD OF DIRECTORS
MEGABANK FINANCIAL CORPORATION

Re: Amendment No. 1 to the Registration Statement on Form SB-2, SEC File No. 333-42189

We consent to the use of our report included herein and incorporated herein by reference and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.


/s/ FORTNER, BAYENS, LEVKULICH & CO., P.C.
FORTNER, BAYENS, LEVKULICH & CO., P.C.

Denver, Colorado
January 22, 1998


                                     23.1.1